SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO ADVANTAGE ALLOCATION FUNDS
Wells Fargo Advantage Asset Allocation Fund

  (The “Fund”)

Effective immediately, the Fund’s prospectus offering Class A, Class B and Class C shares are amended to include the following changes to the section entitled “Reductions and Waivers of Sales Charges”:

The following sentence is revised under “Class A Shares Sales Charge Reductions and Waivers”:

Current Language	Revised Language

You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.) Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption.

You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 90 days of the date of redemption. Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption. Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from this provision.

September 4, 2014                                                                                                                              AFR094/P501BSP